EXHIBIT 10.1

AMENDMENT NO. 8 TO

CONVERTIBLE REDEEMABLE PROMISSORY NOTE

DATED JANUARY 31, 2018

This AMENDMENT NO. 8 TO CONVERTIBLE REDEEMABLE PROMISSORY NOTE dated JANUARY 31, 2018 in the principal amount of US$519,833 (this “Amendment”) is made and entered into as of December 7, 2022, by and between J3E2A2Z LP (the “Holder”), and Know Labs, Inc., a Nevada corporation f/k/a Visualant, Incorporated (the “Company”).

RECITALS

WHEREAS, the Company is a party to that certain Convertible Redeemable Promissory Note dated January 31, 2018 as amended (as so amended, the “Debenture”), payable to Holder (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Debenture);

WHEREAS, the Promissory Note currently has a Maturity Date of September 30, 2022; and

WHEREAS, the Holder and the Company wish to amend the Promissory Note to extend the Maturity Date;

AGREEMENT

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the following.

1. Amendment of Maturity Date. The Maturity Date of the Debenture is hereby amended to January 30, 2023.

2. Effect of Amendment.The parties hereto agree that the amendments described above are effective retroactively to September 30, 2022. Except as specifically set forth in this Amendment, the terms of the Debenture remain in full force and effect.

3. Interest Rate. The interest rate remains 6%.

4. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

(signature page follows)

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Company:		Holder:
KNOW LABS, INC.		J3E2A2Z LP
By:	/s/ Phillip A. Bosua	By:	/s/ Ronald P. Erickson
Name:	Phillip A. Bosua	Name:	Ronald P. Erickson
Title:	Chief Executive Officer	Title:	Manager

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